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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, on December 29, 2004, the Board of Directors of Chordiant approved a change in Chordiant's fiscal year end from December 31st to September 30th. In the course of preparing the 2004 financial results for the new fiscal year ended September 30, 2004, the Company identified certain errors in the financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The Company evaluated the errors in accordance with the quantitative and qualitative guidance set forth in Staff Accounting Bulletin No. 99.

On March 8, 2005, management concluded that the Company should restate the Company's financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 due to the aggregate number of errors identified in the previously issued interim financial statements and the relative percentages represented by certain of those errors in the quarters to be restated. These errors are primarily related to expense and revenue timing errors, valuation of guarantee and errors related to pre-paid account balances.

On March 10, 2005, senior management of the Company met with the Audit Committee of the Board of Directors of the Company to discuss management's conclusion. The Audit Committee concurred with management's conclusion to restate the Company's financials for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The Company's Audit Committee and management discussed this conclusion with the Company's independent registered public accounting firm. Accordingly, the previously issued financial statements for such interim periods should no longer be relied upon.

The Company's preliminary assessment of the impact of the errors for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and the year ended September 30, 2004 is expressed in the estimated percentage ranges of adjustments (other than EPS) identified in the table below. The restated results will be reflected in the Company's Transition Report on Form 10-K for the year ended September 30, 2004, subject to completion of reviews by management and the Company's independent registered public accounting firm.

	Nine months Ended September 30, 2004 Estimated % Range of Adjustment (except EPS)	Three Months Ended September 30, 2004 Estimated % Range of Adjustment (except EPS)	Three Months Ended June 30, 2004 Estimated % Range of Adjustment (except EPS)	Three Months Ended March 31, 2004 Estimated % Range of Adjustment (except EPS)
Total revenues	0-1%	0-1%	(0-1)%	0-1%
Total cost of revenues	0-2%	4-5%	(0-1)%	(0-1)%
Total operating expenses	(0-1)%	1-2%	(1-2)%	0-1%
Earnings (loss) per share:
Basic	$0.00	$0.00	$0.00	($0.01)
Diluted	$0.00	$0.00	$0.00	($0.01)

SAFE HARBOR

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE GENERALLY IDENTIFIED BY WORDS, SUCH AS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "WILL," "WOULD," "GUIDANCE," "PROJECTS" AND SIMILAR EXPRESSIONS WHICH ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE THE RESULTS OR OUTCOMES DISCUSSED HEREIN TO DIFFER MATERIALLY FROM THOSE INDICATED BY THESE FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, ADDITIONAL ERRORS IN THE FINANCIAL STATEMENTS, ADDITIONAL DIFFICULTIES IN COMPLETING THE YEAR-END AUDIT OF OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, INTERPRETATIONS OF ACCOUNTING PRINCIPLES WHICH MAY IMPACT THE AMOUNT OF REVENUES WHICH MAY BE RECOGNIZED BY CHORDIANT IN THE PERIODS REPORTED, DIFFICULTIES IN THE IMPLEMENTATION OF OUR NEW FINANCIAL INFORMATION SYSTEM, AND DIFFICULTIES IN HIRING AND RETAINING STAFF FOR OUR FINANCE DEPARTMENT. FURTHER INFORMATION ON POTENTIAL FACTORS THAT COULD AFFECT CHORDIANT ARE INCLUDED IN RISKS DETAILED FROM TIME TO TIME IN CHORDIANT'S SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING, WITHOUT LIMITATION, CHORDIANT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. THESE FILINGS ARE AVAILABLE ON A WEB SITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV. CHORDIANT DOES NOT UNDERTAKE AN OBLIGATION TO UPDATE FORWARD-LOOKING OR OTHER STATEMENTS IN THIS RELEASE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chordiant Software, Inc.

Date: March 14, 2005	By: /s/ George de Urioste George de Urioste Chief Operating Officer and Chief Financial Officer